Table of Contents

Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Compañía de Telecomunicaciones de Chile S.A. (the “Company”) on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julio Covarrubias Fernández, Chief Financial Officer of the Company certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2006

/s/ Julio Covarrubias Fernández

Julio Covarrubias Fernández
Chief Financial Officer

24